UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.
(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)

M.T.G. Graye
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.                      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim MFS International Value Portfolio

Annual Report

December 31, 2009

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein is to be considered an offer of the sale of shares of the Portfolio.  Such offering is made only by the prospectus of the Portfolio, which include details as to offering price and other information.

Management Discussion
In 2009 the Maxim MFS International Value Portfolio (the “Portfolio”) returned 31.67%.  This compares with a return of 32.46% for the MSCI EAFE Index and 34.23% for the MSCI EAFE Value Index.  Since MFS took over as sub-adviser for the Portfolio on September 1, 2009, the Portfolio returned 4.21% compared to the 3.89% return for the MSCI EAFE Value Index.

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009.  During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis.  Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, the Fed implemented its final interest rate cut, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically.  By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Stock selection and, to a lesser extent, an overweighted position in the health care sector were the primary contributors to performance relative to the MSCI EAFE Value Index. No individual stocks in this sector were among the Portfolio’s top relative contributors.  Stock selection in the consumer staples sector was another positive to relative results. Holdings of diversified conglomerate Henkel KGAA (Germany), food company Nestle S.A. (Switzerland), and brewer Heineken (the Netherlands) aided results as these stocks outperformed the benchmark during the reporting period.  Stock selection in the utilities and communications sector also benefited relative performance. Holdings of telecommunications company Telefonica S.A. (Spain) and entertainment and communications company Virgin Media (United Kingdom) were among the portfolio’s top relative contributors.   Elsewhere, an underweighted position in financial services firm Barclays (United Kingdom) and holdings of postal system operator TNT N.V. (the Netherlands) and aerospace and defense systems company Cobham (United Kingdom) bolstered relative performance. Not holding poor-performing financial services firms Mitsubishi UFJ Financial Group (Japan) and Mizuho Financial Group (Japan) also helped.

Stock selection in the special products and services sector held back relative performance.  Holdings of IT consulting firm Nomura Research (Japan) was among the portfolio’s top detractors during the reporting period.  An underweighted position in the energy sector also dampened performance.  An underweighted position in integrated oil company BP PLC (United Kingdom) hurt relative returns.  Stocks in other sectors that were among the portfolio’s top detractors included household and industrial products manufacturer Kao Corp. (Japan), parcel delivery services company Yamato Holdings (Japan), financial services firm Daiwa Securities (Japan), telecommunications company KDDI Corp. (Japan), cosmetics manufacturer Kose (Japan), and banking and financial services firm Sumitomo Mitsui Financial Group (Japan). Not holding banking firm Commonwealth Bank of Australia (Australia) and steel producer Arcelor (Luxembourg) also hurt relative results.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index.  Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Year	Portfolio	MSCI EAFE Index	MSCI EAFE Value Index
	10,000.00	10,000.00	10,000.00
2000	10,164.00	8,607.73	9,536.20
2001	9,102.88	6,782.03	7,646.35
2002	7,462.54	5,719.96	6,301.27
2003	10,099.80	7,960.19	8,911.27
2004	12,003.61	9,607.79	11,129.73
2005	14,010.62	10,954.32	12,752.82
2006	19,033.42	13,896.32	16,744.32
2007	20,224.92	15,512.46	17,839.67
2008	9,354.02	8,832.80	10,075.61
2009	12,316.44	11,699.92	13,524.49

Average Annual Total Returns for the Periods Ended December 31, 2009

One Year	Five Years	Ten Years
31.67%	0.52%	2.11%

Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Summary of Investments by Country as of December 31, 2009

Country	% of Portfolio Investments
Belgium	0.00%
Bermuda	1.61%
European Community	0.09%
Finland	1.49%
France	11.85%
Germany	7.18%
Hong Kong	1.22%
Ireland	0.44%
Italy	1.26%
Japan	23.03%
Netherlands	8.79%
Norway	0.80%
Singapore	0.80%
South Korea	2.02%
Sweden	1.52%
Switzerland	11.54%
Taiwan	1.12%
Thailand	0.87%
United Kingdom	22.79%
United Sates	1.58%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs:  (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Portfolio and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2009)	(12/31/2009)	(6/30/09-12/31/09)

Actual	$ 1,000.00	$ 1,225.13	$ 6.62

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,019.26	$ 6.01

*Expenses are equal to the Portfolio's annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable.  If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.
Financial Reports for the Year Ended December 31, 2009

Maxim MFS International Value Portfolio (formerly known as Maxim Bernstein International Equity Portfolio)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim MFS® International Value Portfolio (formerly Bernstein International Equity Portfolio), one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS® International Value Portfolio of the Maxim Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 25, 2010

MAXIM SERIES FUND, INC.

MAXIM MFS INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS:
Investments in securities, market value (1)	$242,643,756
Cash	5,322,035
Cash denominated in foreign currencies (2)	3,326
Dividends receivable	1,241,151
Subscriptions receivable	379,774

Total assets	249,590,042

LIABILITIES:
Due to investment adviser	229,030
Redemptions payable	1,333,390

Total liabilities	1,562,420

NET ASSETS	$248,027,622

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$3,373,683
Additional paid-in capital	312,857,171
Net unrealized appreciation on investments	10,319,208
Undistributed net investment income	3,256
contracts and futures contracts	(78,525,696)

NET ASSETS	$248,027,622

NET ASSET VALUE PER OUTSTANDING SHARE	$7.35
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
Authorized	100,000,000
Outstanding	33,736,834

(1) Cost of investments in securities	$232,324,549
(2) Cost of cash denominated in foreign currencies	3,325

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM MFS INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Interest	$5,759
Dividends	8,245,105
Foreign withholding tax	(987,726)

Total income	7,263,138

EXPENSES:
Audit fees	29,315
Bank and custodial fees	191,377
Investment administration	127,674
Management fees	2,168,235
Other expenses	49,682

Total expenses	2,566,283

Less amount reimbursed by investment adviser	15,519

Net expenses	2,550,764

NET INVESTMENT INCOME	4,712,374

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments and foreign currency transactions	(59,386,153)
Net realized gain on futures contracts	871,570
Net realized loss on forward foreign currency contracts	(3,675,112)
Change in net unrealized appreciation on investments and foreign currency transactions	122,164,573
Change in net unrealized depreciation on futures contracts	8,887
Change in net unrealized depreciation on forward foreign currency contracts	646,910

Net realized and unrealized gain on investments, foreign currency transactions
and forward foreign currency contracts	60,630,675

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,343,049

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM MFS INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$4,712,374	$7,272,444
Net realized loss on investments	(59,386,153)	(11,817,841)
Net realized gain (loss) on futures contracts	871,570	(128,228)
Net realized gain (loss) on forward foreign currency contracts	(3,675,112)	912,888
Change in net unrealized appreciation (depreciation) on investments	122,164,573	(175,483,777)
Change in net unrealized depreciation on futures contracts	8,887	(10,024)
Change in net unrealized depreciation on forward foreign currency contracts	646,910	(646,910)

Net increase (decrease) in net assets resulting from operations	65,343,049	(179,901,448)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,990,899)	(5,689,517)
From net realized gains		(16,097,475)

Total distributions	(1,990,899)	(21,786,992)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	109,237,004	160,078,237
Reinvestment of distributions	1,990,899	21,786,992
Redemptions of shares	(129,202,887)	(126,996,795)

Net increase (decrease) in net assets resulting from share transactions	(17,974,984)	54,868,434

Total increase (decrease) in net assets	45,377,166	(146,820,006)

NET ASSETS:
Beginning of period	202,650,456	349,470,462

End of period (1)	$248,027,622	$202,650,456

OTHER INFORMATION:

SHARES:
Sold	17,740,082	19,214,274
Issued in reinvestment of distributions	271,996	3,303,620
Redeemed	(20,328,916)	(12,473,065)

Net increase (decrease)	(2,316,838)	10,044,829

(1) Including undistributed net investment income	$3,256	$956,893

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM MFS INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$5.62	$13.44	$14.72	$12.84	$13.72

Income from Investment Operations

Net investment income	0.03	0.27	0.29	0.33	0.24
Net realized and unrealized gain (loss)	1.76	(7.39)	0.60	4.20	2.03

Total Income (Loss) From
Investment Operations	1.79	(7.12)	0.89	4.53	2.27

Less Distributions

From net investment income	(0.06)	(0.17)	(0.23)	(0.43)	(0.27)
From net realized gains		(0.53)	(1.94)	(2.22)	(2.88)

Total Distributions	(0.06)	(0.70)	(2.17)	(2.65)	(3.15)

Net Asset Value, End of Period	$7.35	$5.62	$13.44	$14.72	$12.84

Total Return ±	31.67%	(53.75%)	6.26%	35.85%	16.72%

Net Assets, End of Period ($000)	$248,028	$202,650	$349,470	$370,802	$333,940

Ratio of Expenses to Average Net Assets:
- Before Reimbursement	1.18%	1.15%	1.12%	1.12%	1.10%
- After Reimbursement §	1.18%	1.13%	1.11%	1.12%	1.10%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement	2.16%	2.62%	1.88%	1.82%	1.23%
- After Reimbursement §	2.17%	2.64%	1.88%	1.81%	1.23%

Portfolio Turnover Rate	163.32%	46.93%	37.63%	36.08%	105.51%

§	Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM MFS INTERNATIONAL VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company.  The Fund presently consists of fifty-four portfolios.  Interests in the Maxim MFS International Value Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund.  Effective September 1, 2009, the Maxim Bernstein International Equity Portfolio’s name changed to Maxim MFS International Value Portfolio. The investment objective of the Portfolio is to seek long-term capital growth.  The Portfolio is diversified as defined in the 1940 Act.  The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.  The Portfolio is also available as an investment option for asset allocation portfolios that are a series of the Fund and college saving programs.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.  The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used.  If the closing price is not available, the current bid will be used.  For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign securities are valued at the closing price on the security’s primary exchange.  If the closing price is not available, the current bid will be used.  Foreign exchange rates are determined by utilizing the New York closing rates.

Independent pricing services are utilized when possible and approved by the Board of Directors.  In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented.  Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

For foreign equity securities, factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of the U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds.

Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value.  This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs.  These may include quoted prices in markets that are not active or quoted prices for similar assets in active markets.  Valuations may also be based on inputs other than quoted prices that are observable for the asset, such as interest rates and yield curves.  Additional inputs may be used such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, prepayment speeds and benchmark securities.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

As of December 31, 2009, the inputs used to value the Portfolio’s investments were as detailed in the following table.  At no point during the year did the Portfolio hold securities valued with Level 3 inputs.

Description	Level 1	Level 2	Level 3	Total
Assets
Stock^	$242,064,646	$-	$-	$242,064,646
Other financials instruments*	-	579,110	-	579,110
Total	$242,064,646	$579,110	$0	$242,643,756

^See Schedule of Investments for values in each industry.

*Other financial instruments consist of options.  Options are reported at their market value as of December 31, 2009.

Financial Futures Contracts

Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit).  Receipts or payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security.  When the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

Foreign Currency Translations

The accounting records of the Portfolio are maintained in U.S. dollars.  Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate.  Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss on investments and foreign currency transactions and in change in net unrealized appreciation or depreciation on investments and foreign currency transactions on the Statement of Operations.

   Forward Currency Transactions

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.  Upon closing of such contract there is a gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars.  Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options

As part of its investment programs, the Portfolio may utilize options.  Options may be written (sold) or purchased by the Portfolio.  When the Portfolio purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily.  When the Portfolio writes a put or call option, an amount equal to the premium received by the Portfolio is recorded as a liability and its value is marked-to-market daily.  When options, whether written or purchased, expire, are exercised or are closed, the realized gain or loss is included in the Statement of Operations.

Dividends

Dividends from net investment income of the Portfolio are declared and paid annually.  Income dividends are reinvested in additional shares at net asset value.  Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date).  The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders.  Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements.  Accordingly, no provision for federal income or excise taxes has been made.  The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado.  No federal income tax returns are currently under examination.  The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2006 through December 31, 2009.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (SFAS No. 168).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the ASC) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (GAAP) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative. The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the SEC) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Portfolio adopted SFAS No. 168 and the ASC for its fiscal quarter ended September 30, 2009.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures About Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (SFAS No. 161).  Effective July 1, 2009, SFAS No. 161 was superseded and replaced by certain provisions of ASC topic 815, Derivatives and Hedging (ASC topic 815).  These provisions of ASC topic 815 apply to all derivative instruments and related hedged items.  These provisions of ASC topic 815 require entities to provide enhanced disclosures regarding (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows.  These provisions of ASC topic 815 are effective for financial statements issued beginning after November 15, 2008.  The Portfolio adopted these provisions of ASC topic 815 for the fiscal year beginning January 1, 2009.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (SFAS No. 165).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, Subsequent Events (ASC topic 855).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the financial statements date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the date of the financial statements but before the date of issuance.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  The Portfolio adopted these provisions of ASC topic 855 for the semi-annual period ended June 30, 2009.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A.  As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio. However, the investment adviser is required by contract to pay any expenses which exceed an annual rate, including management fees, of 1.20% of the average daily net assets of the Portfolio.  Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio.  FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.  Fund expenses might vary if unaffiliated companies provided these services.  Current terms of the agreements do not call for any fees to be paid by either the Portfolio or the investment advisor for these services.

The total compensation paid to the independent directors with respect to all fifty-four portfolios for which they serve as Directors was $199,400 for the year ended December 31, 2009. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries.  No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $337,563,575 and $351,377,077 respectively.  For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2009, the U.S. Federal income tax cost basis was $236,582,811.  The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $17,932,071 and gross depreciation of securities in which there was an excess of tax cost over value of $11,871,126 resulting in net appreciation of $6,060,945.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio uses futures contracts in order to equitize cash with the objective of minimizing risk of expected tracking error versus the benchmark index.  Index futures contracts which are most correlated to the benchmark index and exhibit sufficient liquidity are utilized.  The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

The Portfolio may use options as a substitute for buying and selling securities, or as a hedge against adverse changes in the market value of its securities due to changes in stock market prices, or currency exchange rates.  The risk associated with purchasing options is limited to the premium originally paid.  Options written by the Portfolio involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Assets and Liabilities.  The risk in writing a covered call option is that the Portfolio may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised.  The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised.  In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability or unwillingness to perform.

The Portfolio may capture potential returns from currency realignments or  hedge an undesired currency exposure by entering into a forward foreign currency contract (combined with an underlying investment in U.S. Treasury Bills) to gain the same exposure as buying a short term local currency bond.  The Portfolio uses forward foreign currency contracts when it is determined that it is more cost or tax efficient to use derivative instruments rather than investing directly in the underlying bond or currency market.

Valuation of derivative instruments as of December 31, 2009 is as follows:

	Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Purchased options	Investments in securities, market value	$579,110

The Portfolio held forwards contracts between January 1 and September 15, 2009.  During this period the average notional value of forwards was $15,961,016.  The portfolio held futures contracts between January 1 and August 25, 2009.  During this period the average number of futures contracts outstanding was 99.  As of December 31, 2009, the Portfolio held no futures or forward foreign currency contracts.

The Portfolio held purchased options between November 16 and December 31, 2009.  The number of purchased options held at December 31, 2009 is representative of purchased options activity throughout the period held.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 is as follows:

	Realized Gain/Loss		Unrealized Gain/Loss
Derivatives Not Accounted for as Hedging Instruments	Statement of Operations Location	Amount	Statement of Operations Location	Amount
Purchased Options	Net realized loss on investments	$0	Change in unrealized appreciation on investments	$106,287
Futures Contracts	Net realized gain on futures contracts	$871,570	Change in net unrealized depreciation on futures contracts	$8,887
Forward Foreign Currency Contracts	Net realized loss on forward foreign currency contracts	($3,675,112)	Change in net unrealized depreciation on forward foreign currency contracts	$646,910

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$1,990,899	$5,823,121
Long-term capital gain	-	15,963,871
	$1,990,899	$21,786,992

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$30,796
Undistributed capital gains	-
Net accumulated earnings	30,796

Net unrealized appreciation on investments	6,060,945
Net unrealized appreciation on foreign currency	1
Capital loss carryforwards	(74,131,833)
Post-October losses	(163,141)
Tax composition of capital	$(68,203,232)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes.  For the year ended December 31, 2009 the Portfolio reclassified permanent book and tax differences of $3,675,112 from undistributed net investment income to accumulated net realized loss on investments.  These adjustments have no impact on net assets or the results of operations.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

At December 31, 2009, the Portfolio had available for federal income tax purposes an unused capital loss carryforward of $74,131,833, which expires in the year 2017.

The Portfolio had current year post-October losses of $163,141.

8.	TAX INFORMATION (unaudited)

The Portfolio intends to pass through foreign tax credits of $787,656 and has derived gross income from sources within foreign countries amounting to $8,245,105.

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.  Of the ordinary income distributions declared for the year ended December 31, 2009, 0% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

9.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to the date of the Statement of Assets and Liabilities, including the estimates inherent in the process of preparing these financial statements, through the issuance date of February 25, 2010, of the financial statements.

MAXIM SERIES FUND, INC.

MAXIM MFS INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

COMMON STOCK

Shares		Value ($)

Aerospace & Defense --- 1.65%
1,014,560	Cobham PLC	4,100,505
		$4,100,505

Air Freight --- 3.12%
134,680	TNT NV	4,141,278
257,700	Yamato Holdings Co Ltd	3,588,739
		$7,730,017

Broadcast/Media --- 3.42%
915	Fuji Media Holdings Inc	1,268,351
10,420	Nippon Television Network Corp	1,355,020
143,190	Vivendi SA	4,253,373
165,274	WPP PLC	1,613,435
		$8,490,179

Building Materials --- 2.43%
148,520	Assa Abloy AB Class B	2,867,069
17,807	Geberit AG	3,158,941
		$6,026,010

Chemicals --- 2.56%
4,300	Givaudan SA	3,443,040
26,700	Shin-Etsu Chemical Co Ltd	1,508,086
65,480	Symrise AG	1,396,881
		$6,348,007

Communications - Equipment --- 1.46%
279,280	Nokia OYJ	3,614,090
		$3,614,090

Conglomerates --- 0.82%
647,715	Tomkins PLC	2,021,740
		$2,021,740

Cosmetics & Personal Care --- 0.90%
110,300	Kose Corp	2,231,085
		$2,231,085

Distributors --- 0.77%
176,610	Bunzl PLC	1,915,138
		$1,915,138

Electric Companies --- 1.26%
74,262	E.ON AG	3,119,669
		$3,119,669

Electronic Instruments & Equipment --- 3.27%
382,477	Halma PLC	1,507,098
80,240	Legrand SA	2,235,069
102,900	Omron Corp	1,851,432
213,010	Spectris PLC	2,522,786
		$8,116,385

Electronics - Semiconductor --- 2.34%
4,505	Samsung Electronics Co Ltd	3,089,213
236,590	Taiwan Semiconductor Manufacturing Co Ltd sponsored ADR	2,706,590
		$5,795,803

Financial Services --- 1.32%
261,018	ING Groep NV	2,515,794
126,900	SNS Reaal	759,114
		$3,274,908

Food & Beverages --- 7.60%
9,250	Binggrae Co Ltd †	409,581
131,820	Heineken NV	6,263,161
39,600	LAWSON Inc	1,749,695
185,869	Nestle SA	9,027,006
6,587	Nong Shim Co Ltd †	1,411,104
		$18,860,547

Foreign Banks --- 8.60%
298,700	Bangkok Bank PCL	1,045,676
144,000	Chiba Bank Ltd	861,657
129,782	Credit Agricole SA	2,279,549
184,800	Dah Sing Financial Holdings Ltd	1,018,218
179,000	DnB NOR ASA	1,936,783
141,800	Fortis † *	0
147,000	Hachijuni Bank Ltd	858,213
461,920	HSBC Holdings PLC	5,272,363
149,000	Joyo Bank Ltd	599,010
170,500	Sapporo Hokuyo Holdings Inc	619,115
1,223,700	Siam City Bank PCL	1,069,359
74,100	Sumitomo Mitsui Financial Group Inc	2,127,241
479,706	UniCredit SpA	1,605,355
100,649	Unione di Banche Italiane SCPA	1,443,896
10,990	Van Lanschot NV	580,680
		$21,317,115

Household Goods --- 3.93%
281,800	Kao Corp	6,607,305
58,200	Reckitt Benckiser Group PLC	3,149,705
		$9,757,010

Insurance Related --- 4.91%
9,410	Allianz SE	1,167,433
295,890	Catlin Group Ltd	1,623,166
11,864	Euler Hermes SA	885,495
350,401	Hiscox Ltd	1,786,329
273,850	Jardine Lloyd Thompson Group PLC	2,122,575
18,690	MunichRe AG	2,913,570
7,700	Zurich Financial Services AG	1,684,543
		$12,183,111

Investment Bank/Brokerage Firm --- 1.18%
582,000	Daiwa Securities Group Inc	2,930,255
		$2,930,255

Leisure & Entertainment --- 0.66%
81,500	Namco Bandai Holdings Inc	778,904
17,300	Sankyo Co Ltd	866,641
		$1,645,545

Machinery --- 1.18%
76,700	Glory Ltd	1,706,539
15,900	Schindler Holding AG †	1,218,290
		$2,924,829

Manufacturing --- 0.78%
310,000	Venture Corp Ltd	1,945,967
		$1,945,967

Medical Products --- 2.26%
311,914	Smith & Nephew PLC	3,200,267
18,380	Synthes Inc	2,411,042
		$5,611,309

Office Equipment & Supplies --- 2.47%
262,500	Konica Minolta Holdings Inc	2,706,284
41,420	Neopost SA	3,421,457
		$6,127,741

Oil & Gas --- 5.11%
156	Inpex Corp	1,180,040
162,100	Royal Dutch Shell PLC	4,897,630
102,650	Total SA	6,598,684
		$12,676,354

Paper & Forest Products --- 0.43%
117,823	Smurfit Kappa Group PLC	1,056,559
		$1,056,559

Pharmaceuticals --- 12.20%
81,000	Daiichi Sankyo Co Ltd	1,699,421
334,040	GlaxoSmithKline PLC	7,082,115
14,100	Hisamitsu Pharmaceutical Co Inc	455,559
34,400	Merck KGaA	3,228,293
45,470	Roche Holding AG	7,781,221
115,240	Sanofi-Aventis SA	9,070,334
29,100	Santen Pharmaceutical Co Ltd	935,171
		$30,252,114

Printing & Publishing --- 1.56%
261,750	Reed Elsevier PLC	2,150,494
78,070	Wolters Kluwer NV	1,708,787
		$3,859,281

Real Estate --- 0.57%
147,361	Deutsche Wohnen AG †	1,410,967
		$1,410,967

Retail --- 1.97%
140,400	Daiei Inc †	483,553
148,888	Esprit Holdings Ltd	987,740
56,040	USS Co Ltd	3,422,499
		$4,893,792

Specialized Services --- 1.42%
41,300	Benesse Holdings Inc	1,727,536
90,800	Nomura Research Institute Ltd	1,786,446
		$3,513,982

Telephone & Telecommunications --- 8.93%
728,000	China Unicom Hong Kong Ltd	955,249
1,034	KDDI Corp	5,479,155
315,350	Koninklijke KPN NV	5,364,610
608,000	SmarTone Telecommunications Holding	500,813
84,190	Virgin Media Inc	1,416,918
3,649,282	Vodafone Group PLC	8,440,075
		$22,156,820

Textiles --- 0.90%
50,203	Compagnie Financiere Richemont SA	1,689,313
186,000	Sanyo Shokai Ltd	548,154
		$2,237,467

Tobacco --- 3.93%
163,030	British American Tobacco PLC	5,291,376
1,070	Japan Tobacco Inc	3,614,400
38,030	Swedish Match AB	833,155
		$9,738,931

TOTAL COMMON STOCK --- 95.91%		$237,883,232
(Cost $228,747,631)

PREFERRED STOCK

Shares		Value ($)

Household Goods --- 1.69%
79,560	Henkel AG & Co KGaA	4,181,414

TOTAL PREFERRED STOCK --- 1.69%		$4,181,414
(Cost $3,104,095)

OPTIONS PURCHASED

Par Value ($)		Value ($)

1,088,100,000	Japanese Yen Put, strike price 97.5 YEN, expiration date November 2010	365,650
7,500,000	Euro Call, strike price 146.3 EURO, expiration date November 2010	213,460

TOTAL OPTIONS PURCHASED --- 0.23%		$579,110
(Cost $472,823)

OTHER ASSETS & LIABILITIES --- 2.17%		$5,383,866

TOTAL NET ASSETS --- 100%		$248,027,622
(Cost $232,324,549)

Legend

ADR	American Depository Receipt
†	Non-income Producing Security
*	Security has no market value at December 31, 2009.

For Portfolio compliance purposes, management determines the Portfolio's industry classifications using one or more widely recognized market indexes or ratings group indexes.  Industries are shown as a percent of total net assets.  These industry classifications are unaudited.

See Summary of Investments by Country.
See notes to financial statements.

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund’) is organized under Maryland law, and is governed by the Board of Directors (the “Board”).  The Board is responsible for overall management of the Fund’s business affairs.  The Board meets regularly to review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.  The Board elects the Fund’s officers.  The business address of each Director and officer is 8515 E. Orchard Road, Greenwood Village, Colorado 80111.  Each Director and officer oversees 54 portfolios, each of which is a series of the Fund.  The following table provides information about each of the Directors and officers of the Fund.

Independent Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Sanford Zisman (1939) 1982	Attorney, Law Firm of Zisman,& Ingraham, P.C.
Richard P. Koeppe (1931) 1987	Retired educator
Gail H. Klapper (1943) 2007	Director, Guaranty Bancorp; Managing Attorney, Klapper Law Firm; Member, The Colorado Forum
*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

Interested Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008
Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”).

Interested Officers*
Name (Year of Birth) Title Year Elected	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President 2008
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers (1967) Treasurer and Investment Operations Compliance Officer 2008
Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Treasurer and Investment Operations Compliance Officer, MCM

Beverly A. Byrne (1955) Secretary and Chief Compliance Officer 1997
Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, MCM and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC

*An “Interested Officer” refers to an officer who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

Remuneration Paid to Directors
The Fund pays no salaries or compensation to any of the Interested Directors or Officers.  The chart below sets forth the total compensation paid to the Independent Directors during the Fund’s most recently completed fiscal year.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$67,700	0	0	$67,700
S. Zisman	$64,000	0	0	$64,000
G.H. Klapper	$67,700	0	0	$67,000

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to:  Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129.  The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Approval of Sub-Advisory Agreements for Maxim Putnam High Yield Bond Portfolio and Maxim MFS International Value Portfolio
The Board of Directors (“Board”) of Maxim Series Fund, Inc. (the “Fund”), including the Directors who are not interested persons of the Fund (the “Independent Directors”), at a meeting held on August 11, 2009, approved a new Sub-Advisory Agreement among the Fund, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), and Massachusetts Financial Services Company (“MFS”) with respect to the Maxim MFS International Value Portfolio (formerly, the Maxim Bernstein International Equity Portfolio).  At a meeting held on April 23, 2009, the Board, including the Independent Directors, approved a new Sub-Advisory Agreement among the Fund, MCM and Putnam Investment Management, LLC (“Putnam”) with respect to the Maxim Putnam High Yield Bond Portfolio (formerly, the Maxim High Yield Bond Portfolio).  These Sub-Advisory Agreements are collectively referred to as the “Agreements,” and Putnam and MFS are collectively referred to as the “Sub-Advisers.”

Pursuant to the Investment Advisory Agreement between the Fund and MCM, MCM acts as investment adviser and, subject to oversight by the Board, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.  MCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Fund.

The Fund operates under a manager-of-managers structure pursuant to an exemptive order issued by the United States Securities and Exchange Commission (the “SEC”), which permits MCM to enter into and materially amend Sub-Advisory Agreements with Board approval but without shareholder approval, subject to certain conditions.  The Sub-Advisory Agreement with MFS was approved by the Board without shareholder approval in accordance with the terms of the exemptive order.  The relief granted by the exemptive order, however, does not extend to a sub-adviser that is an affiliated person of the Fund or MCM, other than by reason of serving as a sub-adviser to one or more of the Fund’s portfolios.  Because Putnam is, or could be deemed to be, an affiliated person of MCM by virtue of being under common control with MCM, the Sub-Advisory Agreement with Putnam was approved by the Board subject to shareholder approval.  The Sub-Advisory Agreement was subsequently approved by shareholders at a special meeting of shareholders held on July 31, 2009.

Under the manager-of-managers structure, MCM is also responsible for monitoring and evaluating the performance of the sub-advisers and for recommending the hiring, termination and replacement of sub-advisers to the Board.  Pursuant to the Agreements, each of Putnam and MFS, subject to general supervision and oversight by MCM and the Board, is responsible for the day-to-day management of the Portfolio(s) sub-advised by it, and for making decisions to buy, sell or hold any particular security.

In approving the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements.  In their deliberations, the Board did not identify any single factor as being determinative. Rather, the Board's approvals were based on each Director's business judgment after consideration of the information as a whole.  Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Prior to approving the Agreements, MCM, at the request of the Board, conducted a thorough search for replacement sub-advisers for the Portfolios.  The Board requested that MCM conduct the search for replacement sub-advisers as a result of poor investment performance of the Portfolios under the management of the then current sub-advisers.  Requests for Proposals were sent to more than 20 potential replacement sub-advisers for each Portfolio.  MCM received more than 15 proposals for each Portfolio.  MCM then analyzed the proposals using various fund analytics and conducted additional research to narrow the list of potential replacement sub-advisers.  The MCM Investment Committee then interviewed the potential replacement sub-advisers in person.  Based on those interviews and the totality of information made available to it, MCM then recommended to the Board that the Sub-Advisers be selected as the new sub-advisers for the Portfolios.

Based upon its review of the Agreements and the information provided to it, the Board concluded that the Agreements were fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors' determinations to approve the Agreements are discussed below.

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Portfolios by the Sub-Advisers.  Among other things, the Board considered each Sub-Adviser's personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolio, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolio.  The Board also considered each Sub-Adviser's reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures.  In addition, the Board considered each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Portfolios by the Sub-Advisers.

Investment Performance
The Board reviewed information regarding the investment performance of similar funds currently managed by Putnam and MFS as well as similar funds managed by other companies and the peer groups for the applicable asset classes.   With regard to the Maxim MFS International Value Portfolio, the Board also reviewed information regarding the investment performance of the Portfolio as managed by its previous sub-adviser, AllianceBernstein LLP (“Bernstein”), and as compared against various benchmarks.  The performance information included the annualized returns for the one-, three-, five-, and ten-year periods ended December 31, 2008 for Putnam and MFS, to the extent applicable, risk weighted performance measures, and each Portfolio’s Morningstar category and overall ratings.

The Board noted the investment returns of the similarly managed Putnam High Yield Advantage Fund (Class Y) exceeded those of the Maxim Putnam High Yield Bond Portfolio over the 1-, 3-, and 5-year periods and also exceeded the returns of the Morningstar High Yield Bond Category Average over the 1-, 3-, 5- and 10-year periods.  Based on the information provided, the Board concluded that it was satisfied with the performance of Putnam as compared against various benchmarks, as well as against similar funds managed by other companies and against the peer group for the asset class.

Based on the information provided, the Board concluded that the Maxim MFS International Value Portfolio, as managed by Bernstein, underperformed as compared against various benchmarks, as well as against similar funds currently managed by MFS and other companies, and the peer group for the applicable asset class.

Profitability and Other Benefits to Putnam and MFS
The Board did not consider profitability information with respect to the Sub-Advisers. The Sub-Advisers’ separate profitability apart from their relationship with the Fund was not a material factor in determining whether to approve the Agreements.

The Board considered potential “fall-out” or ancillary benefits that could be received by the Sub-Advisers as a result of their relationship with the Fund, and noted that such benefits could include, among other, benefits directly attributable to their relationship with the Fund (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in the Sub-Advisers’ business as a result of their relationship with the Fund.  The Board concluded that other ancillary benefits that the Sub-Advisers and their affiliates could receive were not unreasonable.

Economies of Scale
The Board considered the expense ratio of each Portfolio and noted that the overall expenses of the Portfolios would remain the same under the Agreements.  The Board did not review specific information regarding anticipated economies of scale with respect to the management of the Portfolios because it regards that information as less relevant at the sub-adviser level.  The Board reviews information regarding potential economies of scale at its annual meeting when considering the renewal of the MCM Investment Advisory Agreement and the Fund’s various sub-advisory agreements.

Management Fees and Expenses
The Board considered and reviewed the current management fees and expenses for the Portfolios together with the proposed sub-advisory fees, noting that, because the sub-advisory fees are paid out of the management fees that MCM receives from the Portfolios, there would be no change in the level of management fees paid by shareholders of the Portfolios as a result of a change of sub-advisers.  The Board also considered and reviewed the current sub-advisory fees and new sub-advisory fees to be paid in relation to the Portfolios, noting that the new sub-advisory fees would be lower.  The Board was aware that, because the new sub-advisory fees are lower, MCM will retain a greater portion of the management fees paid by shareholders as a result of a change of sub-advisers.

In evaluating the management and sub-advisory fees, the Board considered each Portfolio’s total expense ratio in comparison to the median expense ratio for all funds within the same Morningstar fund category as the Portfolios.  Regarding Maxim MFS International Value Portfolio, the Board also considered the fees payable by and the total expense ratios of similar funds managed by other advisers and similar funds managed by MFS.

Based on the information provided, the Board concluded that the total expenses of the Portfolios (including management fees) were within the range of fees paid by similar funds.  The Board also concluded that the expense ratio for the Maxim Putnam High Yield Bond Portfolio was near the median expense ratio for its Morningstar fund category.  Regarding the Maxim MFS International Value Portfolio, the Board concluded that the Portfolio’s expense ratio was generally near or below the median expense ratio for its Morningstar fund category.

Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.                            CODE OF ETHICS.

(a)
As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.                            AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4.          PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $315,080 for fiscal year 2008 and $390,120 for fiscal year 2009.

(b)
Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2008 and $79,500 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)
Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $138,345 for fiscal year 2008 and $144,625 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)
All Other Fees.  There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)      (1)      Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services.  The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors.  The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services.  The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities.  The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4  The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2)
100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2008 equaled $3,004,438 and for fiscal year 2009 equaled $985,800.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

ITEM 5.                            AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail H. Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.                            INVESTMENTS.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                            PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                            PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.                          CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.                          EXHIBITS.

(a)              (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

           (2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer and Investment Operations Compliance Officer

Date:	February 22, 2010